================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 24, 2006


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 796-7300

                              ---------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 8.01.   OTHER EVENTS.

         On March 24, 2006, Synovis Life Technologies, Inc. announced that it would end its marketing evaluation related to use of its PSD-Veritas circular buttress in colorectal procedures. The company's press release discussing the study's termination has been filed as an exhibit to this report and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.
              -------------------------------------------

                  Not Applicable

         (b)  Pro Forma Financial Information.
              -------------------------------

                  Not Applicable

         (c)  Exhibits.
              ---------

                 Exhibit                                  Description
                 -------                                  ------------
                  99.1       Synovis Life Technologies, Inc. Press Release dated March 24, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: March 28, 2006                       By:  /s/ Brett A. Reynolds
                                                --------------------------------
                                                 Brett A. Reynolds
                                                 Vice President of Finance and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.                         Description                          Method Of Filing
------------   ---------------------------------------------------- ---------------------------
     99.1      Synovis Life Technologies, Inc. Press Release dated      Filed herewith.
               March 24, 2006